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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 22, 2001
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                              PepsiAmericas, Inc.
                              -------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                      001-15019                13-6167838
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


3501 Algonquin Road, Rolling Meadows, Illinois                      60008
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (847) 818-5000
                                                    --------------



                              Whitman Corporation
                              -------------------
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.      OTHER EVENTS.

         On January 22, 2001, the Registrant filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware to effect a change in its name from "Whitman Corporation" to "PepsiAmericas, Inc." The Registrant also announced that on January 24, 2001, shares of its common stock would begin trading on The New York Stock Exchange under the name PepsiAmericas and symbol "PAS."



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               PepsiAmericas, Inc.



Date:  January 24, 2001                        By:  Steven R. Andrews
                                                    --------------------------
                                                      Steven R. Andrews
                                                      Senior Vice President




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